                                                                  EXHIBIT 10.72

                                STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this 11th day of March, 1998 by and between EACH OF THE UNDERSIGNED (the "Pledgors", and each individually a "Pledgor"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Agent (the "Agent") for each of the financial institutions (the "Lenders" and collectively with the Agent and any affiliate of a Lender party to any Swap Agreement the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                                 W I T N E S S E T H:

     WHEREAS, the Secured Parties have agreed to provide to Texas Bottling Group, Inc. (the "Borrower") certain credit facilities, including a revolving credit facility with a letter of credit sublimit pursuant to the Credit Agreement dated as of March 11, 1998 among the Borrower, the Agent and the Lenders (as from time to time amended, revised, modified, supplemented, or amended and restated the "Credit Agreement"); and

     WHEREAS, each of the Pledgors (other than the Borrower) has entered into that certain Guaranty Agreement of even date herewith (the "Guaranty") together with certain other Subsidiaries of the Borrower and the Agent; and

     WHEREAS, as collateral security for the payment and performance of the Borrower's Obligations under the Credit Agreement and the Pledgors' obligations under the Guaranty, each Pledgor is willing to pledge and grant to the Agent for the benefit of the Lenders a security interest in all of the issued and outstanding shares of capital stock, whether now in existence or hereafter issued, of each of its subsidiaries, all of which are required to be subject to a Pledge Agreement pursuant to the Credit Agreement (the "Pledged Stock"), including without limitation the Pledged Stock in the Subsidiaries more particularly described on SCHEDULE I hereto (such Subsidiaries, together with all other Subsidiaries whose capital stock may be required to be subject to a Pledge Agreement from time to time, are hereinafter referred to collectively as the "Pledged Subsidiaries"); and

     WHEREAS, the Lenders are unwilling to enter into the Loan Documents unless each Pledgor enters into this Agreement;

     NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and to make Loans and issue Letters of Credit and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1.   PLEDGE OF STOCK; OTHER COLLATERAL.

     (a) As collateral security for the payment and performance by the Borrower of its now or hereafter existing Obligations and by the Pledgors of their now or hereafter existing liabilities and obligations under the Guaranty (collectively with the Obligations, the "Secured Obligations"), each Pledgor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders a first priority lien and security interest in, the Pledged Stock owned by such Pledgor as set forth on Schedule 1 hereto and all of the following:

               (i) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than cash dividends permitted to be retained by such Pledgor under Section 9 hereof;

               (ii) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of such Pledged Stock; and

               (iii)  all proceeds of any of the foregoing.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this SECTION 1, other than cash dividends issued in respect of such Pledged Stock that are permitted to be retained by the Pledgors under SECTION 9 hereof, are herein collectively referred to as the "Collateral." All of the Pledged Stock described on SCHEDULE I in effect from time to time is currently owned by the respective Pledgors and represented by the stock certificates listed on SCHEDULE I hereto. Certificates evidencing all the Pledged Stock on the Closing Date, together with stock powers duly executed in blank by the Pledgors, have been delivered to the Agent.

     (b) Each Pledgor agrees to deliver all the Collateral to the Agent at such location or locations as the Agent shall from time to time designate by written notice pursuant to SECTION 25 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

     (c) Each Pledgor agrees to deliver all share certificates, documents, agreements, financing statements, amendments thereto, assignments or other writings as the Agent may request to carry out the terms of this Agreement or to protect or enforce the lien and security interest in the Collateral hereunder granted to the Agent for the benefit of the Lenders and further agrees to do and cause to be done all things determined by the Agent to be necessary to perfect and keep in full force the Lien in the Collateral hereunder granted thereby in favor of the Agent for the benefit of the Lenders, including, but not limited to, the prompt payment of all documented out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the lien and security interest in the Collateral hereunder granted in favor of the Agent for the benefit of the Lenders. Each Pledged Subsidiary agrees to make appropriate entries to the extent required to evidence the security interest upon its books and records (including without limitation its stock record and transfer books) disclosing the Lien in the Collateral hereunder granted to the Agent for the benefit of the Lenders hereunder.

     (d) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by any Secured Party in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations and shall be paid to the Agent for the benefit of the Lenders by the Pledgors immediately upon demand therefor, with interest thereon from the date of demand until paid in full at the Default Rate for Base Rate Loans.

     2. STATUS OF PLEDGED STOCK. Each Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (i) all of the shares of Pledged Stock of its Pledged Subsidiaries are validly issued and outstanding, fully paid and nonassessable and constitute all the authorized, issued and outstanding shares of common stock of each of the Pledged Subsidiaries of such Pledgor, (ii) such Pledgor is the registered and record and beneficial owner of such Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the Liens created under the Loan Documents and restrictions imposed by applicable law and Liens set forth on
SCHEDULE 7.7 OF THE CREDIT AGREEMENT), (iii) such Pledgor has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer such Pledged Stock in the manner and form hereof, and (iv) the pledge, assignment and delivery of such Pledged Stock by such Pledgor to the Agent for the benefit of the Lenders pursuant to this Agreement creates, together with the delivery of the certificates evidencing such Pledged Stock, when such delivery has been accomplished, a valid and perfected first priority security interest in such Pledged Stock in favor of the Agent for the benefit of the Lenders, securing the payment of the Secured Obligations. Except as permitted under SECTIONS 9.6 OR 9.8 of the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned, nor any Lien created therein, without the Agent's prior written consent, which may be withheld for any reason. Each Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause the Pledged Stock of its Pledged Subsidiaries to be represented by the certificates now and hereafter delivered to the Agent in accordance with SECTION 1 hereof and that it shall not cause, suffer or permit any of its Pledged Subsidiaries to issue any capital stock, or securities convertible into, or exercisable or exchangeable for, capital stock, at any time during the term of this Agreement other than to the Pledgors or pursuant to SECTION 9.8 of the Credit Agreement and subject to this Agreement pursuant to SECTION 23 hereof.

     3.   PRESERVATION AND PROTECTION OF COLLATERAL.

     (a) The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, other than the obligation to deal with the Collateral while in its possession in the same manner as the Agent deals with similar securities or property for its own account.

     (b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP and evidenced to the reasonable satisfaction of the Agent and provided further that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed.
Upon the failure of the Pledgors to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

     4. DEFAULT. Upon the occurrence and during the continuance of any Event of Default, the Agent is given full power and authority, then or at any time thereafter during such continuance, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgors or right of redemption. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. Each Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to the Pledgors than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify the Pledged Stock, even if such issuer would agree to register or otherwise qualify for public sale under the Securities Act or applicable state law. The Pledgor agrees that private sales made under the foregoing circumstances will not, for that reason, be deemed to have been made in a manner which is not commercially reasonable. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock since it is not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Lenders may exercise such other rights and remedies as may be available under the Loan Documents, at law or in equity.

     5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Agent in connection with any holding, sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as is provided in SECTION 10.5 of the Credit Agreement and otherwise as the Agent may determine and as permitted by applicable law. The Agent shall, upon satisfaction in full of all such Secured Obligations, pay any balance to the Pledgors or otherwise as may be required by applicable law.

     6. PRESENTMENTS, DEMANDS AND NOTICES. Except as expressly provided in the Loan Documents, the Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

     7. ATTORNEY-IN-FACT. Each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; PROVIDED, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect of, or otherwise constituting, the Collateral or any part thereof and to give full discharge for the same.

     8. WAIVER BY PLEDGORS. Each Pledgor waives (to the extent permitted by applicable law) any right to require the Agent or any Lender or any other obligee of the Secured Obligations to (a) proceed against any other Pledgor or any Person, including without limitation any Guarantor, (b) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of any other Pledgor or any other Person, including without limitation any Guarantor, or by reason of the cessation from any cause whatsoever of the liability of any other Pledgor or any other Person, including without limitation, any Guarantor. The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to any Pledgor who has an interest therein and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Agent shall thereafter be discharged from any liability or responsibility therefor.

     9.   DIVIDENDS AND VOTING RIGHTS.

     (a) All dividends and other distributions with respect to the Pledged Stock shall be subject to the pledge hereunder, except for cash dividends which are, to the extent permitted to be made under the Credit Agreement, permitted to be retained by the Pledgors so long as no Event of Default shall have occurred and be continuing, and any such dividends may be retained by the Pledgors free from any Lien hereunder. Upon the occurrence and during the continuance of any Event of Default, all such cash and other dividends shall be promptly delivered to the Agent (together, if the Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any stock certificate or other negotiable document or instrument so distributed) to be held by the Agent as provided herein, and, at the option of the Agent, if not released to the Borrower, released or disposed of by it hereunder, to be applied to the Secured Obligations as they become due.

     (b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of any Pledgor shall not be changed and the Pledgors shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

     (c) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of the Pledgors to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

     (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of the Pledgors to exercise the voting or consensual rights and powers which they are authorized to exercise with respect to the Collateral pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to the Pledged Stock hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement as set forth in SECTION 22 hereof, and each Pledgor hereby agrees to provide such further proxies as the Agent may reasonably request; PROVIDED, HOWEVER, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

     10. POWER OF SALE. Until the Facility Termination Date, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time irrespective of the fact that any Secured Obligations or any part thereof may have become barred by any statute of limitations or that the liability of any Pledgor may have ceased.

     11. OTHER RIGHTS. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Lenders by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

     12. ANTI-MARSHALLING PROVISIONS. The right is hereby given by each Pledgor to the Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release such Pledgor from personal liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Agent, for the benefit of the Secured Parties, the Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Agent, for the benefit of the Secured Parties, in the manner provided in SECTION 10.5 of the Credit Agreement. Each Pledgor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     13. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Parties, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgors in respect of the Secured Obligations or of this Agreement.

     14. DEFINITIONS. All terms used herein and not otherwise defined herein or in the Credit Agreement shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in Texas, and such definitions are hereby incorporated herein by reference and made a part hereof.

     15. ENTIRE AGREEMENT. This Agreement, together with the Credit Agreement, the Facility Guaranty and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

     16. FURTHER ASSURANCES. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. Each Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgors or any other Person to any of such issuers or obligors.

     17. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, other than as permitted by SECTIONS 9.2 AND 9.8 of the Credit Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Secured Obligations.

     18. SWAP AGREEMENTS. All obligations of the Borrower under Swap Agreements shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

     19. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

     20. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     21. INDEMNIFICATION. Without limitation of SECTION 12.9 of the Credit Agreement but subject to the limitation of liability as set forth therein or any other indemnification provision in any Loan Document, the Pledgor hereby covenants and agrees to pay, indemnify, and hold the Secured Parties harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Pledgor has incurred any Obligation (all the foregoing, collectively, the "indemnified liabilities"); PROVIDED, HOWEVER, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities directly or primarily arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this Section 21 shall survive repayment of all Secured Obligations, termination or expiration of this Agreement and occurrence of the Facility Termination Date. So long as no Event of Default shall have occurred hereunder, no claim for which indemnity is claimed shall be compromised or settled by an Indemnified Party without the prior written consent of the Pledgor from whom indemnity is claimed.

     22. TERMINATION. This Agreement and all obligations of the Pledgors hereunder shall terminate on the Facility Termination Date or earlier pursuant to SECTION 4.2(b) of the Credit Agreement, at which time the Liens and rights granted to the Agent for the benefit of the Lenders hereunder shall automatically terminate and no longer be in effect, and the Collateral shall automatically be released from the Liens created hereby. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgors, deliver to the Pledgors the certificates evidencing the Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of the Pledged Stock then in its custody), together with any cash and other property then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same and as shall be reasonably acceptable to the Agent.

     23. ADDITIONAL SHARES. If any Pledgor shall acquire or hold (a) any additional shares of capital stock of any Pledged Subsidiary or (b) any shares of capital stock of any Subsidiary not listed on SCHEDULE I hereto which are required to be subject to a Pledge Agreement pursuant to the terms of SECTION
8.19 or any other provision of the Credit Agreement (any such shares described in clauses (a) or (b) above being referred to herein as the "Additional Shares"), such Pledgor shall deliver to the Agent for the benefit of the Lenders
(i) a revised SCHEDULE I hereto reflecting the ownership and pledge of such Additional Shares and (ii) a Stock Pledge Agreement Supplement in the form of EXHIBIT A hereto with respect to such Additional Shares duly completed and signed by such Pledgor. Each Pledgor shall comply with the requirements of this
SECTION 23 concurrently with the acquisition of any such Additional Shares in the case of shares described in clause (a) above, and within the time period specified in SECTION 8.19 or elsewhere in the Credit Agreement with respect to shares described in clause (b) above.

     24. REMEDIES CUMULATIVE. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent provided by law or under the Credit Agreement, the other Loan Documents, or other applicable agreements or instruments. The making of the Loans to the Borrower pursuant to the Credit Agreement, and the issuing of Letters of Credit for the benefit of the Borrower, shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Pledgor's assignment of the Pledged Stock pursuant to the terms hereof.

     25.  NOTICES.  Any notice required or permitted hereunder shall be given,
(a) with respect to any Pledgor, care of the Borrower at its address indicated in SECTION 12.2 of the Credit Agreement and (b) with respect to the Agent or a Lender, at the Agent's address indicated in SECTION 12.2 of the Credit Agreement. All such notices shall be given and shall be effective as provided in SECTION 12.2 of the Credit Agreement.

     26.  GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

          (b) EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF DALLAS, STATE OF TEXAS, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN
     SECTION 12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF TEXAS.

          (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY SECURED PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE EACH PLEDGOR OR ANY OF SUCH PLEDGOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH PLEDGOR AND THE AGENT ON BEHALF OF THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

                               [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement on the day and year first written above.


                                       PLEDGORS:


                                       TEXAS BOTTLING GROUP, INC.


                                       By:
                                          ----------------------------------
                                       Name:  Charles F. Stephenson
                                       Title: Vice President











                             Signature Page 1 of 2

                                    AGENT:

                                    NATIONSBANK, NATIONAL ASSOCIATION, as Agent for the Lenders


                                    By:
                                       ----------------------------------
                                    Name:  Thomas F. O'Neill
                                    Title: Senior Vice President













                             Signature Page 2 of 2

                                      SCHEDULE I


-----------------------------------------------------------------------------------------------------
                                               Certificate   Number of   Class/Type of
 Issuing Corporation    Pledgor                   Numbers      Shares    Pledged Stock     Status
-----------------------------------------------------------------------------------------------------
 Coca-Cola Bottling     Texas Bottling Group,        1          1,000         Common       Deliver at
 Company of             Inc.                                                               Closing
 the Southwest
-----------------------------------------------------------------------------------------------------

                                      EXHIBIT A


                          STOCK PLEDGE AGREEMENT SUPPLEMENT

     THIS STOCK PLEDGE AGREEMENT SUPPLEMENT (this "Supplement"), dated as of ______________, 199__ is made by and between ___________________________,
_____________________________ (the "Pledgor"), and NATIONSBANK, NATIONAL
ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Agent (the "Agent") for each of the financial institutions (the "Lenders") now or hereafter party to the Credit Agreement dated as of March 11, 1998 among such Lenders, the Agent and Texas Bottling Group, Inc. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Stock Pledge Agreement (as defined below).

     WHEREAS, the Pledgor is a party to that certain Stock Pledge Agreement dated as of ___________ __, 1998 by the Pledgor and certain affiliates of the Pledgor in favor of the Agent for the benefit of the Lenders (the "Stock Pledge Agreement"); and

     WHEREAS, the Pledgor is required under the terms of the Credit Agreement and the Stock Pledge Agreement to cause certain shares of capital stock held by it and listed on ANNEX A to this Supplement (the "Additional Shares") to become subject to the Stock Pledge Agreement; and

     WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Pledgor to pledge to the Agent for the benefit of the Lenders the Additional Shares, whether then owned and not required to be subject to a pledge or subsequently acquired or created; and

     WHEREAS, the Secured Parties have required the Pledgor to pledge to the Agent for the benefit of the Lenders all of the Additional Shares in accordance with the terms of the Credit Agreement and the Stock Pledge Agreement;

     NOW, THEREFORE, the Pledgor hereby agrees as follows with the Agent, for the benefit of the Lenders:

     1. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Shares contained in the Stock Pledge Agreement and pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders a first priority lien and security interest in, the Additional Shares and all of the following:

          (a) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Shares, other than cash dividends permitted to be retained by the Pledgor under SECTION 9 of the Stock Pledge Agreement;

          (b) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Shares; and

          (c)  all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms that, by its execution of this Supplement, the Additional Shares constitute "Pledged Stock" under and are subject to the Stock Pledge Agreement. Each of the representations and warranties with respect to Pledged Stock contained in the Stock Pledge Agreement is hereby made by the Pledgor with respect to the Additional Shares. A revised
SCHEDULE I to the Stock Pledge Agreement reflecting the Additional Shares and all other Pledged Stock, together with stock certificates representing the Additional Shares with stock powers duly executed in blank by the Pledgor, have been delivered herewith to the Agent.

     IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.



                                       By:
                                       Name:
                                       Title:



Acknowledged and accepted:

NATIONSBANK, NATIONAL ASSOCIATION,
as Agent for the Lenders

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                       ANNEX A



                                  Additional Shares



    Name of Pledged     Class of Stock    Total Number of   Certificate Numbers
    ----------------    --------------    ---------------   -------------------
 Subsidiary or Issuer                      Shares Pledged
 --------------------                      --------------